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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K



                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 15, 2002
                                                --------------



                       Piedmont Natural Gas Company, Inc.
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             (Exact name of registrant as specified in its charter)



North Carolina                      1-6196                            56-0556998
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(State or Other Jurisdiction     (Commission                  (I.R.S. Employer
 of Incorporation)               File Number)                Identification No.)


1915 Rexford Road, Charlotte, North Carolina                    28211
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code     (704) 364-3120
                                                   ----------------------




        (Former Name or Former Address, if Changed Since Last Report.)






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Item 5.  Other Events
---------------------

On May 15, 2002, Piedmont Natural Gas Company issued a News Release announcing an agreement to purchase the assets of North Carolina Gas, a natural gas distribution division of NUI Corporation, for approximately $26 million in cash. A copy of the News Release is attached as an exhibit to this Form 8-K.


Item 7.  Financial Statements and Exhibits
------------------------------------------

         (c)      Exhibits

                  The following exhibit is filed herewith:

                  Exhibit No.      Description of Exhibit
                  -----------      ----------------------

                     99.1          News Release Dated May 15, 2002




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Piedmont Natural Gas Company, Inc.
                                            ----------------------------------
                                                       (Registrant)



                                            By /s/ Barry L. Guy
                                               ---------------------------------
                                               Barry L. Guy
                                               Vice President and Controller
                                               (Principal Accounting Officer)

Date  May 15, 2002
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